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                                SECURITIES AND EXCHANGE COMMISSION

                                      WASHINGTON, D.C. 20549

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                                             FORM 8-K

                                          CURRENT REPORT
                             PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 27, 1996 (December 18,
1996)

                                THE MACERICH COMPANY
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                 (Exact name of Registrant as Specified in Charter)

              Maryland                 1-12504          95-4448705
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    (State or Other Jurisdiction     (Commission      (IRS Employer
     of Incorporation)                File Number)     Identification No.)

             233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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                      (Address of Principal Executive Offices)

        Registrant's telephone number, including area code:  (310) 394-6911
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                                       N/A
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             (Former Name or Former Address, if Changed Since Last Report)





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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 18, 1996, MR Fresno Limited Partnership, a majority owned subsidiary of The Macerich Company (the "Registrant") acquired Fresno Fashion Fair, a super regional mall containing approximately 882,000 square feet. Also on December 18, 1996, the MR Buenaventura Limited Partnership, a majority owned subsidiary of the Registrant, acquired Buenaventura Mall, a super regional mall containing approximately 808,000 square feet. A third property, Huntington Center, an 814,000 square foot retail center, was acquired by MR Huntington Limited Partnership, a majority owned subsidiary of the Registrant. The sellers of the assets were MCA Fresno Associates, L.P., MCA Buenaventura Associates, L.P, and MCA Huntington Associates, L.P. (the "Sellers"). The Sellers of the assets, in all three cases, were affiliates of each other.

The aggregate purchase price for the three properties, including closing costs, was approximately $125.1 million, and was determined in good faith arms length negotiations between Registrant and the Sellers. In negotiating the purchase price, the Registrant considered, among other factors, the malls' historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price consisted of assuming $38.0 million of debt, and the balance of the purchase price consisted of cash. The cash consideration was paid from the Registrant's general corporate funds and a $57 million unsecured commercial bank loan bearing interest at LIBOR plus 1.625%. The Registrant intends to continue operating the malls as currently operated and leasing the space therein to national and local retailers.

Earnings before interest, taxes, depreciation and amortization, for the malls for 1995 was approximately $15.1 million (excluding the effect of straight lining of rents), and for the nine months ended September 30, 1996 was approximately $11.5 million.


The description contained herein of the transactions described above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreements which are filed as Exhibit 2.1, 2.2, and 2.3 hereto.

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Item 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

     a) Financial Statements of Business Acquired *

     b) Pro Forma Financial Information *

     c) Exhibits

        2.1 Agreement of Purchase and Sale dated November 22, 1996 between MR Fresno Limited Partnership and MCA Fresno Associates, L.P.

        2.2 Purchase and Sale Agreement dated November 22, 1996 between
        MR Buenaventura Limited Partnership and MCA Buenaventura Associates,
        L.P.

        2.3 Purchase and Sale Agreement dated November 22, 1996 between
        MR Huntington Limited Partnership and MCA Huntington Associates, L.P.








*It is impractical to provide the required financial statements and pro forma financial information regarding the acquisition of Fresno Fashion Fair, Buenaventura Mall, and Huntington Center at this time. The required financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as possible, but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on December 30, 1996.

                                           THE MACERICH COMPANY



                                           By: /s/ THOMAS O'HERN
                                              ---------------------------
                                                   Thomas O'Hern
                                                   Senior Vice President and
                                                   Chief Financial Officer






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                                     EXHIBIT INDEX

Exhibit No.                         Document                              Page
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   2.1            Agreement of Purchase and Sale dated November 22,
                  1996 and between MR Fresno Limited Partnership and MCA Fresno Associates, L.P.

   2.2            Purchase and Sale Agreement dated November 22,
                  1996 between MR Buenaventura Limited Partnership and MCA Buenaventura Associates, L.P.


   2.3            Purchase and Sale Agreement dated November 22,
                  1996 between MR Huntington Limited Partnership and MCA Huntington Associates, L.P.





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